Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 1 to Third Amended and Restated Credit Agreement, dated as of May 6, 2010 (this "Amendment"), to the Third Amended and Restated Credit Agreement, dated as of February 22, 2010 (as the same may be hereafter amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement") is entered into by and among ICG, LLC, a Delaware limited liability company ("Borrower"), International Coal Group, Inc., a Delaware corporation (“Holdings”), the other Credit Parties signatory hereto (each a "Credit Party" and, collectively, the "Credit Parties"), General Electric Capital Corporation, as the administrative agent for the Revolving Lenders (in such capacity, "Administrative Agent"), as a collateral agent for the Secured Parties and as a Revolving Lender, UBS AG, Stamford Branch, as a collateral agent for the Secured Parties, and the other Revolving Lenders signatory hereto.

RECITALS

A. Borrower, Holdings, Administrative Agent, Collateral Agents and Revolving Lenders are desirous of making specific amendments to the Credit Agreement, as and to the limited extent expressly set forth herein.

B. This Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment.

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and of the Loans and other extensions of credit heretofore, now or hereafter made to, or for the benefit of, Borrower by the Revolving Lenders, Borrower, Holdings, Administrative Agent, Collateral Agents and Revolving Lenders hereby agree as follows:

1. Definitions.  Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement.

2. Amendments.

2.1. Article XIII (Definitions) of the Credit Agreement is hereby amended by amending and restating in its entirety clause (d) of the definition of “Cash Equivalents” as follows:

(d) money market funds provided that (i) substantially all of the assets of such fund are comprised of securities of the type described in clauses (a) through (c) or (ii) if such fund includes securities of the type described in clauses (a) through (c), but such securities have a maturity or tenor of more than one year, then such fund shall have an overall dollar-weighted average maturity of ninety (90) days or less.

2.2. Article XIII (Definitions) of the Credit Agreement is hereby amended by amending the definition of “Interest Period” to add the words “one, two or” immediately after the clause “and ending on the date” and immediately before the clause “three months thereafter”.

2.3. Article XIII (Definitions) of the Credit Agreement is hereby amended by amending and restating the definition of “Liquidity” as follows:

“Liquidity” means Availability plus unrestricted cash on hand and Cash Equivalents, which, in each case, is subject to a Lien in favor of a Collateral Agent.

2.4. Article XIII (Definitions) of the Credit Agreement is hereby amended by amending and restating in its entirety the first sentence of the definition of “LIBOR” as follows:

“LIBOR” means, for each Interest Period, the greater of (i) the offered rate per annum for deposits of Dollars for the applicable Interest Period that appears on Reuters Screen LIBOR 01 Page as of 11:00 A.M. (London, England time) two (2) Business Days prior to the first day in such Interest Period and (ii) the offered rate per annum for deposits of Dollars for a three-month Interest Period that appears on Reuters Screen LIBOR 01 Page as of 11:00 A.M. (London, England time) two (2) Business Days prior to the first day in such Interest Period.

3. Conditions Precedent to Effectiveness.  The effectiveness of the specific amendment set forth in Section 2 hereof is subject to the satisfaction of each of the following conditions precedent:

3.1. Amendment.  This Amendment shall have been duly executed and delivered by the Borrower, Holdings, each other Credit Party, Administrative Agent, the Collateral Agents and Required Lenders.

3.2. No Default.  No Default or Event of Default shall have occurred and be continuing.

4. Reference to and Effect Upon the Credit Agreement and other Loan Agreements.

4.1. Except for the specific amendment in Section 2 above, the Credit Agreement and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed.

4.2. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition or any amendment or modification of any term or condition of the Credit Agreement (except for the specific amendments set forth in Section 2 above) or any other Loan Document or (ii) prejudice any right, power or remedy which the Administrative Agent, Collateral Agents or Required Lenders now has or may have in the future under or in connection with the Credit Agreement or any other Loan Document.

5. Acknowledgment and Consent of Loan Parties.  Each Credit Party hereby consents to this Amendment and hereby confirms and agrees that (a) each Loan Document to which it is a party is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, and (b) the Liens granted by such Credit Party on all Collateral of such Loan Party continue to secure the payment of all of the Obligations.

6. Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic transmission shall be as effective as delivery of a manually executed counterpart signature page to this Amendment.

7. Costs and Expenses.  As provided in Section 11.5 of the Credit Agreement, Borrower shall pay on demand the reasonable fees, costs and expenses incurred by Administrative Agent and Collateral Agents in connection with the preparation, execution and delivery of this Amendment.

8. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

9. Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BORROWER:

ICG, LLC

By:	/s/ Bradley W. Harris
Name:	Bradley W. Harris
Title:	Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

[Signature Page – Amendment No. 1 to ICG Credit Agreement]

The following Persons are signatories to this Amendment in their capacity as Credit Parties.

INTERNATIONAL COAL GROUP, INC.

By:	/s/ Bradley W. Harris
Name:	Bradley W. Harris
Title:	Senior Vice President, Chief Financial Officer and Treasurer

HUNTER RIDGE HOLDINGS, INC.

By:	/s/ Joseph R. Beckerle
Name:	Joseph R. Beckerle
Title:	Vice President and Treasurer

HUNTER RIDGE, INC.

By:	/s/ Joseph R. Beckerle
Name:	Joseph R. Beckerle
Title:	Vice President and Treasurer

BRONCO MINING COMPANY, INC.

By:	/s/ Joseph R. Beckerle
Name:	Joseph R. Beckerle
Title:	Vice President and Treasurer

COALQUEST DEVELOPMENT LLC

By:	/s/ Joseph R. Beckerle
Name:	Joseph R. Beckerle
Title:	Vice President and Treasurer

[Signature Page – Amendment No. 1 to ICG Credit Agreement]

HAWTHORNE COAL COMPANY, INC.

By:	/s/ Joseph R. Beckerle
Name:	Joseph R. Beckerle
Title:	Vice President and Treasurer

HUNTER RIDGE COAL COMPANY

By:	/s/ Joseph R. Beckerle
Name:	Joseph R. Beckerle
Title:	Vice President and Treasurer

ICG ADDCAR SYSTEMS, LLC

By:	/s/ Bradley W. Harris
Name:	Bradley W. Harris
Title:	Vice President and Treasurer

ICG BECKLEY, LLC

By:	/s/ Bradley W. Harris
Name:	Bradley W. Harris
Title:	Vice President and Treasurer

ICG EAST KENTUCKY, LLC

By:	/s/ Bradley W. Harris
Name:	Bradley W. Harris
Title:	Vice President and Treasurer

ICG EASTERN, LLC

By:	/s/ Bradley W. Harris
Name:	Bradley W. Harris
Title:	Vice President and Treasurer

[Signature Page – Amendment No. 1 to ICG Credit Agreement]

ICG EASTERN LAND, LLC

By:	/s/ Bradley W. Harris
Name:	Bradley W. Harris
Title:	Vice President and Treasurer

ICG HAZARD, LLC

By:	/s/ Bradley W. Harris
Name:	Bradley W. Harris
Title:	Vice President and Treasurer

ICG HAZARD LAND, LLC

By:	/s/ Bradley W. Harris
Name:	Bradley W. Harris
Title:	Vice President and Treasurer

ICG ILLINOIS, LLC

By:	/s/ Bradley W. Harris
Name:	Bradley W. Harris
Title:	Vice President and Treasurer

ICG, INC.

By:	/s/ Bradley W. Harris
Name:	Bradley W. Harris
Title:	Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

[Signature Page – Amendment No. 1 to ICG Credit Agreement]

ICG KNOTT COUNTY, LLC

By:	/s/ Bradley W. Harris
Name:	Bradley W. Harris
Title:	Vice President and Treasurer

ICG NATURAL RESOURCES, LLC

By:	/s/ Bradley W. Harris
Name:	Bradley W. Harris
Title:	Vice President and Treasurer

ICG TYGART VALLEY, LLC

By:	/s/ Bradley W. Harris
Name:	Bradley W. Harris
Title:	Vice President and Treasurer

JULIANA MINING COMPANY, INC.

By:	/s/ Joseph R. Beckerle
Name:	Joseph R. Beckerle
Title:	Vice President and Treasurer

KING KNOB COAL CO., INC.

By:	/s/ Joseph R. Beckerle
Name:	Joseph R. Beckerle
Title:	Vice President and Treasurer

[Signature Page – Amendment No. 1 to ICG Credit Agreement]

MARINE COAL SALES COMPANY

By:	/s/ Joseph R. Beckerle
Name:	Joseph R. Beckerle
Title:	Vice President and Treasurer

MELROSE COAL COMPANY, INC.

By:	/s/ Joseph R. Beckerle
Name:	Joseph R. Beckerle
Title:	Vice President and Treasurer

PATRIOT MINING COMPANY, INC.

By:	/s/ Joseph R. Beckerle
Name:	Joseph R. Beckerle
Title:	Vice President and Treasurer

POWELL MOUNTAIN ENERGY, LLC

By:	/s/ Bradley W. Harris
Name:	Bradley W. Harris
Title:	Vice President and Treasurer

SIMBA GROUP, INC.

By:	/s/ Joseph R. Beckerle
Name:	Joseph R. Beckerle
Title:	Treasurer

UPSHUR PROPERTY, INC.

By:	/s/ Joseph R. Beckerle
Name:	Joseph R. Beckerle
Title:	Vice President and Treasurer

[Signature Page – Amendment No. 1 to ICG Credit Agreement]

VINDEX ENERGY CORPORATION

By:	/s/ Joseph R. Beckerle
Name:	Joseph R. Beckerle
Title:	Vice President and Treasurer

WHITE WOLF ENERGY, INC.

By:	/s/ Joseph R. Beckerle
Name:	Joseph R. Beckerle
Title:	Vice President and Treasurer

WOLF RUN MINING COMPANY

By:	/s/ Joseph R. Beckerle
Name:	Joseph R. Beckerle
Title:	Vice President and Treasurer

[Signature Page – Amendment No. 1 to ICG Credit Agreement]

GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent, a Collateral Agent and a Revolving Lender

By:	/s/ Daniel T. Eubanks
Duly Authorized Signatory

[Signature Page – Amendment No. 1 to ICG Credit Agreement]

UBS AG, STAMFORD BRANCH, as a Collateral Agent

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

UBS LOAN FINANCE LLC, as a Revolving Lender

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

[Signature Page – Amendment No. 1 to ICG Credit Agreement]

GE CAPITAL COMMERCIAL, INC., as a Revolving Lender

By:	/s/ Allan Pagnotta
Name:	Allan Pagnotta
Title:	Duly Authorized Signatory

[Signature Page – Amendment No. 1 to ICG Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as a Revolving Lender

By:	/s/ Sherrese Clarke
Name:	Sherrese Clarke
Title:	Vice President

[Signature Page – Amendment No. 1 to ICG Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Revolving Lender

By:	/s/ James M. Steffy
Name:	James M. Steffy
Title:	Vice President

[Signature Page – Amendment No. 1 to ICG Credit Agreement]